Exhibit 99.1

TERMINATION AGREEMENT

THIS TERMINATION AGREEMENT (the “Agreement”) is dated as of February 22, 2011, by and between Heeling Sports Limited, a Texas limited partnership (the “Company”), and Privee A.G. Corporation, successor in interest to A.G. Corporation (the “Distributor”).  The Company and Distributor are sometimes collectively referred to herein as the “Parties” and individually as a “Party.”

WHEREAS, the Company and the Distributor entered into that certain Distributor Agreement, dated as of April 29, 2005 (the “Distributor Agreement”); and

WHEREAS, the Parties desire to mutually terminate the Distributor Agreement effective as of February 28, 2011 (the “Effective Date”) and to evidence their agreement to certain other matters as set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.                                       Defined Terms.  Capitalized terms used but not defined herein and defined in the Distributor Agreement shall have the meanings ascribed to such terms in the Distributor Agreement.

2.                                       Termination of Distributor Agreement.

(a)                                  Subject to Section 2(b), the Distributor Agreement shall terminate in all respects on the Effective Date and thereafter have no further force and effect.

(b)                                 Notwithstanding Section 2(a):

(i)                                     the Parties agree that the covenants and obligations of the respective Parties set forth in the Distributor Agreement designated to survive the term of such Distributor Agreement (including without limitation Distributor’s obligation to pay Company for all Products purchased by Distributor) and the rights and obligations of the Parties set forth in Sections 34, 37, 39, 40, 41, 42, 44, 45, 46, 48, 49, 52 and 54(f) of the Distributor Agreement shall survive the termination of the Distributor Agreement and each Party shall comply with their respective obligations thereunder; and

(ii)                                  On or before the execution of this Agreement, Distributor shall provide the Company and the Company’s designated affiliated entity that will purchase, take possession of and pay for Distributor’s unsold Products pursuant to Section 3 below (the “Purchaser”) with Distributor’s current customer lists, together with contact information and manager information with regard to the distribution of the Products in the Territory.  From and after the date of this Agreement, Company and the Purchaser may contact all purchasers of Products in the Territory to the extent such contact does not harm Distributor’s sales activity of the Products before the Effective Date.

(c)                                  On or before February 25, 2011, the Parties shall issue a joint announcement regarding the termination of the Distributor Agreement.  Distributor acknowledges that Company may make any public disclosure it believes in good faith is required by applicable law, the rules of the exchange upon which its securities are publicly traded, or any listing or trading agreement concerning its publicly traded securities, in each case upon prior written notice to Distributor setting forth a copy of the disclosure and the date of such disclosure.

3.                                       Product/Inventory Re-Purchase and Payment.  On or before April 30, 2011 (or at such other time(s) as the Parties may otherwise agree (the “Cut-Off Date”), Company shall cause the Purchaser to purchase from Distributor, and Distributor shall sell, assign, transfer, convey, and make available to the Purchaser, free and clear of any and all liens, claims and encumbrances, all of Distributor’s then unsold Products (the “Purchased Products”), at a price per pair of wheeled footwear Products agreed upon by the Parties (excluding any applicable taxes); provided, however, if more than 2% of the Purchased Products has been damaged after delivery to Distributor, then Purchaser shall not be required to pay for any damaged wheeled footwear Products in excess of such 2%.  Company agrees that Distributor may accept orders from any of its customers on or before the Effective Date for delivery on or before the Cut-Off Date and that Distributor may take full payment for any orders placed before the Effective Date and delivered by Distributor to its customers on or before the Cut-Off Date.  Distributor further agrees that any customer orders placed prior to the Effective Date for delivery after the Cut-Off Date shall be assigned, transferred, conveyed and made available to Company for no additional consideration.  Neither the Company nor Purchaser shall assume any liabilities of Distributor and Distributor shall indemnify, defend and hold Company and Purchaser harmless from and against any such liabilities.  The Purchaser shall, at its sole cost and expense (including reasonable bank charges imposed by Distributor’s bank upon receipt of any wire transfer of funds from Purchaser), collect from the Distributor the Purchased Products as soon as practicable after the Effective Date (or such earlier date as agreed by the Parties), and Distributor shall provide the Purchaser all reasonable access to Distributor’s facilities for such purposes, but in any event on or before the Cut-Off Date.  If Purchaser is unable to take possession of all Purchased Products on or before the Effective Date (other than those unsold Products to be delivered by Distributor to its customers on or before the Cut-Off Date), Purchaser shall pay Distributor a reasonable amount for the storage fees incurred by Distributor relating to the Purchased Products.  Payment shall be to a bank account of Distributor, specified in writing to the Company, by means of a check or a wire transfer of immediately available funds after Company’s receipt of the Purchased Products.  Distributor shall also deliver to Purchaser, with the Purchased Products, all written material and DVDs relating to the Products.  Company agrees that it will (or it will cause Purchaser to) re-label each box eliminating any references to Distributor and provide appropriate alternative contact information.

4.                                       Non-Solicitation.  Company shall not, directly or indirectly, for a period of two (2) years after the Effective Date, solicit or engage for employment or consulting activities any person who has at any time during the term of the Distributor Agreement been a Director of Distributor.

5.                                       Representations and Warranties; Release.

(a)                                  Distributor represents and warrants to Company that (i) Distributor has the power and authority to execute, deliver and perform its obligations under this Agreement, (ii) this Agreement has been duly executed and delivered by Distributor and is the valid and binding agreement of Distributor enforceable against it in accordance with this Agreement’s terms, (iii) Distributor has not previously assigned or in any way transferred any of its rights or obligations under the Distributor Agreement and (iv) Distributor has complied with all of the material terms and provisions of the Distributor Agreement.

(b)                                 Company represents and warrants to Distributor that (i) Company has the power and authority to execute, deliver and perform its obligations under this Agreement, (ii) this Agreement has been duly executed and delivered by Company and is the valid and binding agreement of Company enforceable against it in accordance with this Agreement’s terms, (iii) Company has not previously assigned or in any way transferred any of its rights or obligations under the Distributor Agreement and (iv) Company has complied with all of the material terms and provisions of the Distributor Agreement.

(c)                                  Except as set forth in this Agreement and conditioned upon the truthfulness of Company’s representations set forth herein, Distributor hereby fully, unconditionally and irrevocably releases and discharges the Company and its current and former parent, subsidiary and affiliated entities, their successors and assigns, and the current and former owners, shareholders, members, managers, partners, directors, officers, employees, agents, consultants, attorneys, representatives and insurers (collectively, the “Company Parties”) from any and all actions, causes of action, suits, debts, liens, contracts, injuries, agreements, obligations, promises, liabilities, claims, rights, demands, damages, controversies, losses, costs, and expenses (including, but not limited to, court costs and attorneys’ fees) of any and all kinds (including any relating directly or indirectly to the termination of the Distributor Agreement as of the Effective Date), whether known or unknown, suspected or unsuspected, fixed or contingent, in law or in equity, which Distributor has, owns, holds, or claims to have, own, or hold, or at any time heretofore had, owned, held, or claimed to have, own, or hold, against any Company Party.

(d)                                 Except as set forth in this Agreement and conditioned upon the truthfulness of Distributor’s representations set forth herein, Company hereby fully, unconditionally and irrevocably releases and discharges the Distributor and its directors, officers and employees (collectively, the “Distributor Parties”) from any and all actions, causes of action, suits, debts, liens, contracts, injuries, agreements, obligations, promises, liabilities, claims, rights, demands, damages, controversies, losses, costs, and expenses (including, but not limited to, court costs and attorneys’ fees) of any and all kinds (including any relating directly or indirectly to the termination of the Distributor Agreement as of the Effective Date), whether known or unknown, suspected or unsuspected, fixed or contingent, in law or in equity, which Company has, owns, holds, or claims to have, own, or hold, or at any time heretofore had, owned, held, or claimed to have, own, or hold, against any Distributor Party.

6.                                       Waiver of Legal Rights.  Each Party acknowledges and agrees that the waivers and releases set forth in this Agreement are in exchange for valuable consideration which it would not otherwise be entitled to receive.  In entering into this Agreement, each Party expressly waives any and all rights it may have under any laws, rules, statutes or any common law principle of similar effect that provides that its waiver and release do not extend to claims that such Party does not know or suspect to exist in its favor at the time of execution and delivery of this Agreement, which if known by such Party would have materially affected its decision to execute and deliver this Agreement.  The consequences of the foregoing waiver have been explained by legal counsel to each Party.  Each Party acknowledges that it may hereafter discover facts different from, or in addition to, those which it knows or believes to be true with respect to the claims released pursuant to this Agreement, and that this Agreement and the provisions contained herein shall be and remain effective in all respects notwithstanding such different or additional facts or the discovery thereof.

7.                                       Protection of Confidential Information; Trademarks and Domain Names.  Distributor acknowledges and agrees that it has had access to certain confidential information and trade secrets (“Trade Secrets”) of the Company pursuant to the Distributor Agreement.  Distributor agrees not to disclose to any party or use any of the Trade Secrets for any purpose and to keep the Trade Secrets confidential for a period of five (5) years after the effective date.  Distributor further acknowledges that after the Cut-Off Date it shall cease all use of Company’s trademarks and further agrees that all goodwill relating to Company’s trademarks through Distributor’s use, and any of its predecessor’s use, of such trademarks shall inure to the benefit of Company.  For no additional consideration, Distributor hereby assigns, transfers, and conveys to Company any and all domain names and web content relating to or used for the marketing and sale of the Products.

8.                                       Litigation Assistance.  For a period of three (3) years after the Effective Date, Distributor shall, upon reasonable notice, and to the extent that Company bears the costs and expenses, furnish such information and proper assistance to the Company as may reasonably be required by the Company in connection with any litigation or administrative proceeding in which the Company or any of its subsidiaries or affiliates is, or may become, a party in the Territory or involving any issues or events connected to the Territory.  The Company shall reimburse the Distributor for all reasonable out-of-pocket expenses incurred by the Distributor in rendering such assistance and for assistance that is pre-approved by Company in writing an amount per hour (as reasonably determined by Distributor) for each hour Distributor provides such assistance.  The provisions of this Section 8 shall continue in effect notwithstanding expiration or termination of this Agreement for any reason, and Distributor agrees to keep all such information regarding any such litigation or administrative proceeding as strictly confidential.

9.                                       Governing Law and Language.  This Agreement shall be governed by, and construed in accordance with, the laws of the state of Texas, United States of America (without regard to conflicts of laws principles), including the Uniform Commercial Code as enacted in the state of Texas.  The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement (or the rights or obligations of the Parties) and is disclaimed.  The governing language of this Agreement shall be English as spoken in the U.S., which shall control the interpretation of this Agreement in the event this Agreement is translated into a language other than English as spoken in the U.S.

10.                                 Arbitration; Submission to Jurisdiction and Waiver of Immunity and Inconvenient Forum.  Sections 45, 48 and 49 of the Distributor Agreement are hereby incorporated by reference into, and shall apply to, this Agreement, mutatis mutandis.

11.                                 Legal Construction.  Regardless of which Party may have drafted this Agreement, or any portion thereof, no rule of strict construction shall be applied against either Party.  Except as expressly provided in this Agreement, all rights and remedies conferred under this Agreement or by any other instrument or law shall be cumulative and may be exercised singularly or concurrently.  In the interpretation of this Agreement, except where the context otherwise requires, “including” or “include” does not denote or imply any limitation; “or” has the inclusive meaning “and/or”; “and/or” means “or” and is used for emphasis only; the singular includes the plural, and vice versa, and each gender includes each of the others; captions or headings are only for reference and are not to be considered in interpreting the Agreement; “Section” refers to a Section of this Agreement, unless otherwise stated in this Agreement; and all times set forth herein are deemed to be the time in Dallas, Texas.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof, the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement, a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible, and the Parties request the court to whom disputes relating to this Agreement are submitted to reform the otherwise illegal, invalid or unenforceable provision in accordance with this Section.

12.                                 Waiver.  Any waiver by any Party of any provision of this Agreement must be in writing from the waiving Party and shall not imply a subsequent waiver of the same provision or any other provision.

13.                                 Expenses.  Each Party shall pay its own expenses, including, but not limited to, travel, administration, compensation of employees, the fees and disbursements of its counsel in connection with the negotiation, preparation and execution of this Agreement and the consummation of the transactions contemplated herein, except as otherwise provided herein.

14.                                 Expenses for Enforcement.  In the event either Party is required to employ an attorney to enforce the provisions of this Agreement or is required to commence legal proceedings to enforce the provisions of this Agreement, the prevailing Party shall be entitled to recover from the other Party reasonable attorney’s fees and court costs incurred in connection with such enforcement, including collection agency fees, attorney litigation fees, suit fees, and costs of investigation and litigation.

15.                                 Entire Agreement.  This Agreement embodies the entire agreement of the Parties in relation to the subject matter in this Agreement, supersedes all prior understandings or agreements with respect to the subject matter in this Agreement, and there is no other oral or written agreement or understanding between the Parties at the time of execution under this Agreement.  Further, this Agreement cannot be modified except by the written agreement of all Parties.

16.                                 Headings.  The section and subsection headings contained in this Agreement are included for convenience only, and shall not limit or otherwise affect the terms hereof.

17.                                 Notices.  Any notice provided for in this Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested), sent by reputable overnight courier service (charges prepaid), or faxed to the recipient at the address below indicated:

To the Company:

Heeling Sports Limited

3200 Belmeade Drive, Suite 100

Carrollton, Texas 75006
Attention:  John O’Neil

Telecopy:  (214) 390-1661

with a copy (which shall not constitute notice) to:

Gardere Wynne Sewell LLP
1601 Elm Street, Suite 3000
Dallas, Texas 75201-4761
Attention:  Robert J. Ward, Esq.
Telecopy:  (214) 999-3266

To Distributor

Privee AG Corporation

Izumi Garden Tower — 31F

1-6-1 Roppongi, Minato-ku

Tokyo 106-6031, Japan

Attn: Mr. Kenzo Matsumura, CEO

Telecopy:  81-3-6230-0358

or such other address or to the attention of such other person as the recipient Party shall have specified by prior written notice to the sending Party.  Any notice under this Agreement shall be deemed given if delivered in writing to the intended recipient in person, transmitted by mail (and will be deemed given one week after the date transmitted), or by recognized international delivery service to the intended recipient at the address set forth in this Section or such other address as such intended recipient may give notice from time to time or by fax to the fax number set forth in this Section (with a confirmation copy simultaneously mailed and will be deemed given when transmitted).

18.                                 Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute a single agreement.

[signature page follows]

IN WITNESS WHEREOF, each of the Parties has executed this Agreement as of the date first written above.

HEELING SPORTS LIMITED

By:	Heeling Management Corporation
Its sole general partner

By:	/s/ Thomas C. Hansen
Name:	Thomas C. Hansen
Title:	President & Chief Executive Officer

PRIVEE A. G. CORPORATION

By:	/s/ Kenzo Matsumura
Name:	Kenzo Matsumura
Title:	Chief Executive Officer